Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Government & Agency Money Fund, Scudder Money Market Fund, Scudder Tax-Exempt Money Fund, a series of Scudder Money Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2005        /s/ Julian Sluyters
                          Julian Sluyters
                          Chief Executive Officer
                          Scudder Government & Agency Money Fund,
                          Scudder Money Market Fund, Scudder
                          Tax-Exempt Money Fund, a series of Scudder Money Funds





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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Government & Agency Money Fund, Scudder Money Market Fund, Scudder Tax-Exempt Money Fund, a series of Scudder Money Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



September 22, 2005        /s/ Paul Schubert
                          Paul Schubert
                          Chief Financial Officer
                          Scudder Government & Agency Money Fund,
                          Scudder Money Market Fund, Scudder
                          Tax-Exempt Money Fund, a series of Scudder Money Funds